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The Equitable Life Assurance Society of the United States

SUPPLEMENT DATED MAY 1, 2002, TO EQUI-VEST(R) SERIES 100 AND SERIES 200 EMPLOYER-SPONSORED RETIREMENT PROGRAMS, PROSPECTUS DATED MAY 1, 2002

EQUI-VEST(R) TSA and EDC contracts (Series 100 and Series 200)
Offered to Certain Public School Employees Within the State of Virginia
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This supplement modifies certain information contained in the May 1, 2002
Prospectus or Supplement to Prospectus (the "Prospectus") for EQUI-VEST(R) group and individual deferred variable annuity contracts offered by The Equitable Life Assurance Society of the United States ("Equitable Life").

Equitable Life will offer its EQUI-VEST(R) Series 100 and Series 200 EDC and TSA contracts, modified as described below, (the "Modified EDC and TSA Agreement") only to certain participants in the EDC and TSA plans sponsored by a public education institution within the State of Virginia. This Supplement describes material regarding the annual administrative charge for EDC and TSA contracts. Terms in this Supplement have the same meaning as in the Prospectus.


o ANNUAL ADMINISTRATIVE CHARGE. The following is added to the fifth paragraph in the section, "Annual administrative charge," under "Charges under the contracts," in the Prospectus:

 "For EDC and TSA contracts issued to certain public school participants within the State of Virginia, with EDC and TSA plans, the annual administrative charge is waived if the account value is at least $15,000 at the end of the contract year."


        FOR USE ONLY WITH EDC AND TSA CONTRACTS IN THE STATE OF VIRGINIA
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